OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is_________, and I'm calling on behalf of the DWS Value Builder Fund.  May I please speak with __________? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of DWS Value Builder Fund to be held on March 27, 2009. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello, my name is_________, and I'm calling on behalf of the DWS Value Builder Fund.  May I please speak with __________? Briefly, I wanted to be sure you received proxy materials for the special meeting of shareholders of the DWS Value Builder Fund to be held on March 27, 2009. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:

I would like to mail you another set of proxy materials. Is your address still (address)?

You should receive your materials within 7 to 10 business days.

Step 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a special meeting of shareholders of the DWS Value Builder Fund is scheduled for March 27, 2009. To quickly vote your shares over the telephone, simply call ______. When calling, please refer to record # ___. Representatives are available until 11:00 p.m. Eastern time Monday through Friday and 12pm to 6pm on Saturday and will be happy to assist. Your vote is important! Thank you.

SCENARIO 3:

Step 1:

A. If Shareholder says that they HAVE received the proxy materials:

Have you had a chance to return your proxy card yet?

Step 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If "yes"-follow step 4E. If "no"-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your ___vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms___, you own additional accounts (list accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote all the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS, ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms___, you own additional accounts (list accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

Step 1:

A. If Shareholder says that they HAVE received the proxy materials:

Have you had a chance to return your proxy card?

Step 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If "yes"-follow step 4E. If "no"-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your __vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms___, you own additional accounts (list all accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms___, you own additional accounts (list all accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!